SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   FORM 8-K/A
                                (Amendment No. 1)
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): November 26, 2004

                   WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

                     WAMU MORTGAGE PASS-THROUGH CERTIFICATES
                              SERIES 2004-AR12
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             (Exact name of Registrant as specified in its charter)

       Delaware                  333-103345-51                  94-2528990
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(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
    of incorporation)                                       Identification No.)

                           1201 THIRD AVENUE, WMT 1706
                            SEATTLE, WASHINGTON 98101
               ----------------------------------------------------
              (Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (206) 377-8555

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SECTION 8. OTHER EVENTS

ITEM 8.01  Other Events

 This Current Report on Form 8-K/A relates to the revised distribution report for this Registrant, which was furnished to certificate holders in connection with the November 2004 distribution.


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c)  Exhibits

Exhibit No.			  Description

99.1             Washington Mutual Mortgage Pass-Through Certificates,
                                Series 2004-AR12
                 Revised Monthly Distribution Report for November 2004

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.

Date:  December 23, 2004            By: /s/ Tammy Spriggs
                                    _________________________________________
                                    Tammy Spriggs
                                    First Vice President
                                    (Authorized Officer)




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                                  EXHIBIT INDEX
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Exhibit No.			  Description

99.1             Washington Mutual Mortgage Pass-Through Certificates,
                                Series 2004-AR12
                 Revised Monthly Distribution Report for November 2004